                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 17, 2006
                                                -----------------------------

                    Morgan Stanley Capital I Trust 2006-HQ9
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                         (Exact name of issuing entity)

                          Morgan Stanley Capital I Inc.
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            (Exact name of the depositor as specified in its charter)

                       LaSalle Bank National Association
                      Principal Commercial Funding II, LLC,
                     and Morgan Stanley Mortgage Capital Inc.,
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             (Exact name of sponsors as specified in their charters)

                                                                  54-2169477
                                                                  54-2169478
                                                                  54-2169479
                                                                  54-2169480
        Delaware                   333-130684                     54-6658774
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(State or other jurisdiction      (Commission File Number    (IRS Employer
of incorporation of depositor)    of issuing entity)         Identification
                                                            No. of depositor)

    1585 Broadway, 2nd Floor        New York, New York                  10036
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(Address of principal executive offices of depositor) (Zip Code of depositor)

Depositor's telephone number, including area code      (212) 761 - 4000
                                                -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On August 17, 2006, Morgan Stanley Capital I Inc. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August
1, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Wells
Fargo Bank, National Association, as master servicer, J.R. Robert Company, Inc., as special servicer, HSBC Bank USA, National Association, as trustee and LaSalle
Bank National Association, as paying agent, custodian, certificate registrar and authenticating agent of Morgan Stanley Capital I Trust 2006-HQ9, Commercial
Mortgage Pass-Through Certificates, Series 2006-HQ9 (the "Certificates"). The
Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-4FL,
Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F
Certificates, having an aggregate initial principal amount of $2,385,671, were sold to Morgan Stanley & Co. Incorporated, LaSalle Financial Services, Inc.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital
Markets, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting
Agreement, dated as of August 8, 2006, by and among the Company and the
Underwriters.

      On August 17, 2006, the Class G, Class H, Class J, Class K, Class L, Class
M, Class N, Class O, Class P, Class Q, Class S, Class T, Class DP, Class ST-A,
Class ST-B, Class ST-C, Class ST-D, Class ST-E, Class ST-F, Class X, Class X-MP
and Class X-RC Certificates (collectively, the "Privately Purchased
Certificates") were sold to Morgan Stanley & Co. Incorporated (the "Initial
Purchaser"), pursuant to a Certificate Purchase Agreement, dated as of August 8,
2006, by and between the Depositor and the Initial Purchaser. On August 17,
2006, the Class R-I, Class R-II and Class R-III (collectively, the "Privately
Placed Certificates" and together with the Purchased Certificates, the "Private
Certificates") were sold to Morgan Stanley & Co. Incorporated. The Private
Certificates were sold or privately placed, as applicable, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale and placement, as applicable, of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from LaSalle Bank National Association,
Principal Commercial Funding II, LLC and Morgan Stanley Mortgage Capital Inc.

      In connection with the issuance and sale to the Underwriters of the
Certificates, a legal opinion was rendered related to the validity of the
Certificates, and a separate legal opinion was rendered related to certain federal income tax considerations relating to the Certificates, which legal opinions are attached as exhibits to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 5    Legality Opinion of Latham & Watkins LLP, dated as of August 17,
             2006.

Exhibit 8    Tax Opinion of Latham & Watkins LLP, dated as of August 17, 2006.

Exhibit 23   Consent of Latham & Watkins LLP (included as part of Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 17, 2006                      MORGAN STANLEY CAPITAL I INC.

                                           By: /s/ Anthony J. Sfarra
                                               -------------------------------
                                               Name:  Anthony J. Sfarra
                                               Title: Vice President

                              INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                  Paper (P) or
Exhibit No.               Description                           Electronic(E)
--------------            -----------                           -------------

5                         Legality Opinion of                         (E)
                          Latham & Watkins LLP, dated
                          as of August 17, 2006.

8.1                       Tax Opinion of Latham                       (E)
                          & Watkins LLP, dated as of
                          August 17, 2006.

23.1                      Consent of Latham                           (E)
                          & Watkins LLP(included as
                          part of Exhibit 5).